UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2018

     CAVENDISH FUTURES FUND LLC
 (Exact name of registrant as specified in its charter)

Delaware	000-25213	90-0887130
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o UBS Alternatives LLC
1285 Avenue of the Americas, 20th Floor
New York, NY 10019
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (212) 713-3234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 30, 2018, the Registrant’s limited liability company agreement (the “Agreement”) was amended and restated to (i) reflect changes to the provisions of the Internal Revenue Code of 1986, which were enacted as part of the Bipartisan Budget Act of 2015 and (ii) incorporate other revisions into the Agreement.
A copy of the amended and restated Agreement is filed herewith as Exhibit 3.3.

Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed herewith.
Exhibit No.	Description
3.3	Amended and Restated Limited Liability Company Agreement of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVENDISH FUTURES FUND LLC

By: Sydling Futures Management LLC

By:	/s/ Jerry Pascucci
Jerry Pascucci
President and Director

Date:  July 9, 2018